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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Derma Sciences, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DERMA SCIENCES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

and

PROXY STATEMENT

214 Carnegie Center
Suite 100
Princeton, New Jersey 08540

May 17, 2007

DERMA SCIENCES, INC.
214 Carnegie Center, Suite 100
Princeton, NJ 08540
(609) 514-4744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

May 17, 2007

To the Shareholders:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Derma Sciences, Inc., a Pennsylvania corporation (the “Company”), will be held on May 17, 2007, at 3:00 p.m., at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey, for the following purposes:

1.	To elect eight directors for the year following the annual meeting or until their successors are elected;

2.	To consider and vote upon ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting and all adjournments thereof.

        Only shareholders of record at the close of business on April 9, 2007, the record date and time fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.

        The Board of Directors unanimously recommends that shareholders vote “FOR” (i) the election as directors of the nominees named in the accompanying Proxy Statement, and (ii) the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2007.

        You are cordially invited to attend the meeting. Whether or not you plan to attend personally, and regardless of the number of shares you own, it is important that your shares be represented. Accordingly, WE URGE YOU TO COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. If you attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

By Order of the Board of Directors,

EDWARD J. QUILTY
Chairman of the Board

DERMA SCIENCES, INC.
214 Carnegie Center, Suite 100
Princeton, NJ 08540
(609) 514-4744

PROXY STATEMENT

        This statement is furnished by the Board of Directors of Derma Sciences, Inc. (the “Company”) in connection with the Board’s solicitation of proxies for use at its Annual Meeting of Shareholders (the “Meeting”) to be held at 3:00 p.m. on Thursday, May 17, 2007, at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey, 08540, and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders.

        If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted for the election as directors of those nominees named in the Proxy and for ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for the year ended December 31, 2007. The Board knows of no matters which are to be presented for consideration at the Meeting other than those specifically described in the Notice of Annual Meeting of Shareholders, but if other matters are properly presented, it is the intention of the persons designated as proxies to vote on them in accordance with their judgment.

        A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company at the above address or by delivery of a proxy bearing a later date. Any shareholder may attend the Meeting and vote in person whether or not a Proxy was previously submitted.

        The close of business on April 9, 2007, has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the Record Date, the Company had 25,258,335 shares of Common Stock, 150,003 shares of Series A Convertible Preferred Stock, 440,003 shares of Series B Convertible Preferred Stock, 619,055 shares of Series C Convertible Preferred Stock and 1,071,346 shares of Series D Convertible Preferred Stock outstanding and entitled to vote. The foregoing shares of Common and Preferred Stock (collectively, “Shares”) are the only voting securities of the Company.

        The presence at the Meeting, in person or by proxy, of the holders of 13,769,372 Shares (a majority of the aggregate number of shares of Common Stock and Preferred Stock issued and outstanding and entitled to vote as of the Record Date) is necessary to constitute a quorum to transact business. Proxies marked “Abstain” and broker proxies that have not voted on a particular proposal (“Broker Non-Votes”), if any, will be counted in determining the presence of a quorum. Other than for election of directors (discussed below), each holder of Common Stock and Preferred Stock as of the Record Date is entitled to one vote per Share.

        Election of the director nominees named in Proposal No. 1 requires the affirmative vote of a plurality of the total number of votes cast for the election of directors at the Meeting by the holders of Common Stock and Preferred Stock, voting together as a single class. Votes may be cast in favor of or withheld with respect to all of the director nominees, or any of them. Abstentions and Broker Non-Votes, if any, will not be counted as having been voted and will have no effect on the election of directors except to the extent the failure to vote for a nominee results in another nominee receiving a larger number of votes. Shareholders may cumulate their votes in the election of directors. That is, shareholders may multiply the number of Shares owned and entitled to vote at the Meeting by the number of directors (8) to be elected and cast the resulting number of votes for any one or more candidates.

        Adoption of Proposal No. 2 requires the affirmative vote of a majority of the total number of shares of the Common Stock and Preferred Stock represented and entitled to vote at the Meeting, voting together as a single class. In determining whether Proposal No. 2 has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as votes against the proposal, and broker non-votes, if any, will have no effect on the votes for the proposal.

        The expense of solicitation will be borne by the Company. The solicitation of Proxies will be largely by mail, but may include telephonic, telegraphic or oral communications by officers or other representatives of the Company. The Company will also reimburse brokers or other persons holding shares in their names or in the names of their nominees for reasonable out-of-pocket expenses in connection with forwarding Proxies and proxy materials to the beneficial owners of such shares.

        It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to shareholders on or about April 9, 2007.

PROPOSAL 1 — ELECTION OF DIRECTORS

        A board of eight directors, constituting the entire Board of Directors specified by the bylaws of the Company, will be elected at the Meeting by the shareholders of the Company to hold office until their successors have been elected and qualify. It is intended that, unless authorization to do so is withheld, the proxies will be voted “FOR” the election of the director nominees named below. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. However, if any nominee becomes unable to stand for election as a director at the Meeting, an event not now anticipated by the Board, the Proxy will be voted for a substitute designated by the Board.

        The nominees are listed below with brief statements of their principal occupation and other information:

Name of Nominee	Age	Director Since	Principal Occupation

Edward J. Quilty	56	March, 1996	Chairman of the Board, President and Chief Executive Officer of the Company
Srini Conjeevaram	48	May, 1998	Managing Director of SC Capital Management, LLC
Stephen T. Wills, CPA, MST	50	May, 2000	Executive Vice President - Operations and Chief Financial Officer of Palatin Technologies, Inc.
James T. O'Brien	68	May, 2001	Consultant to the pharmaceutical industry
C. Richard Stafford, Esq	71	May, 2002	Consultant to the pharmaceutical industry
Richard J. Keim	71	May, 2002	Managing Director of Kensington Management Group, LLC
Robert G. Moussa	60	May, 2005	President and Chief Executive Officer of Robert Moussa & Associates
Bruce F. Wesson	64	May, 2006	President of Galen Associates

        All director nominees, with the exception of Edward J. Quilty, are “independent” as defined in Nasdaq Marketplace Rule 4200. The term of office of each person elected as director will continue until the Company’s next Annual Meeting of Shareholders or until his successor has been elected and qualifies.

        During 2006, there were seven meetings of the Board of Directors. All members of the Board of Directors attended the Company’s previous annual meeting of shareholders held on May 11, 2006.

Information Relative to Directors and Nominees

        Edward J. Quilty has served as Chief Executive Officer of the Company since November, 1996, Chairman of the Board since May, 1996 and as a director of the Company since March, 1996. Mr. Quilty was the Chairman of the Board of Palatin Technologies, Inc., a publicly traded biopharmaceutical company specializing in peptide drug design for diagnostic and therapeutic agents, from November, 1995 until May, 2000. During the period November, 1996 through May, 2000 Mr. Quilty held the Chief Executive Officer positions at both the Company and Palatin Technologies, Inc. From July, 1994 through November, 1995, he was President and Chief Executive Officer of MedChem Products, Inc., a publicly traded developer and manufacturer of specialty medical products which was acquired by C. R. Bard in November, 1995. From March, 1992 through July, 1994 Mr. Quilty served as President and Chief Executive Officer of Life Medical Sciences, Inc.,

a publicly traded developer and manufacturer of specialty medical products including wound healing agents. The assets of Life Medical Sciences were purchased by MedChem Products, Inc. During the period January, 1987 through September, 1991 Mr. Quilty served as Vice President – Sales and Marketing and later as Executive Vice President (in which capacity he shared the office of the President) with McGaw Laboratories, a pharmaceutical and medical device company. Previously, he served from 1974 in a variety of sales, marketing and management positions with Baxter/American Hospital Supply Corporation. Mr. Quilty has over 30 years of experience in the healthcare industry primarily in strategic planning, management and sales and marketing. Mr. Quilty is director of the MedTech Group, a privately held medical products company. He earned a Bachelor of Science degree from Missouri State University, Springfield, Missouri in 1973 and a Master of Business Administration degree from Ohio University, Athens, Ohio in 1987.

        Srini Conjeevaram has served as director of the Company since May, 1998. Mr. Conjeevaram is Managing Director of SC Capital Management, LLC pursuing venture capital opportunities in healthcare. Mr. Conjeevaram is also the general partner of venture capital funds with investments in several privately-held medical device companies. From 1991 through March 2006, he was with Galen Associates, a healthcare venture capital firm, becoming a General Partner in 1996. Prior to his affiliation with Galen Associates, he was an Associate in Corporate Finance at Smith Barney from 1989 to 1990 and a Senior Project Engineer for General Motors Corporation from 1982 to 1987. He earned a Bachelor of Science degree in Mechanical Engineering from Madras University, Madras, India, a Master of Science degree in Mechanical Engineering from Stanford University, Stanford, California, and a Master of Business Administration from Indiana University, Bloomington, Indiana.

        Stephen T. Wills, CPA, MST has served as a director of the Company since May, 2000. He also served as Chief Financial Officer of the Company from July, 1997 and Vice President from November, 1997 until his resignation from these positions in July, 2000. Mr. Wills currently serves as Executive Vice President – Operations and Chief Financial Officer of Palatin Technologies, Inc., a publicly traded biopharmaceutical company. Mr. Wills serves on the board of directors of U.S. Helicopter, Inc. as chairman of the audit committee and a member of the compensation committee. Mr. Wills is a member of the American Institute of Certified Public Accountants, New Jersey Society of Certified Public Accountants and Pennsylvania Institute of Certified Public Accountants. He earned a Bachelor of Science degree in Accounting from West Chester University, West Chester, Pennsylvania in 1979 and a Master of Science in Taxation from Temple University, Philadelphia, Pennsylvania in 1994.

        James T. O’Brien has served as a director of the Company since May, 2001. He currently serves as a consultant to the pharmaceutical and healthcare industries. Most recently, he served as President of O’Brien Marketing & Communications. Previously, Mr. O’Brien served from 1989 to 1991 as President and Chief Operating Officer for Elan Corporation (NYSE: ELN), a multi-national medical products and pharmaceutical company. In 1986, Mr. O’Brien founded O’Brien Pharmaceuticals and served as its President and Chief Executive Officer until the acquisition of this company by Elan Corporation. During the period 1980 to 1986, Mr. O’Brien held several division presidencies with the Revlon Health Care Group. Prior to his association with Revlon, he served for seventeen years with Sandoz Pharmaceuticals, Inc., most recently as Vice President of U.S. Marketing and Sales. Mr. O’Brien serves as chairman of the board of directors of Benedictine College. He earned a Bachelor of Science in Business Administration from Benedictine College, Atchison, Kansas, in 1960 and attended the Harvard University Advanced Management Program in 1974.

        C. Richard Stafford, Esq. has served as a director of the Company since May, 2002. Mr. Stafford is a consultant to the pharmaceutical industry. Previously, he was Vice President for Corporate Development and a member of the operating committee of Carter-Wallace, Inc., a multinational manufacturer of pharmaceutical, toiletry and diagnostic products. Prior to joining Carter-Wallace, Inc. in 1977, Mr. Stafford was President of Caithness Corporation, a natural resources development firm, and an adjunct professor of law at New York Law School. Mr. Stafford earned his Bachelor of Arts, cum laude, from Harvard College, his Bachelor of Laws from Harvard Law School and his Master of Laws from New York University Law School.

        Richard J. Keim has served as a director of the Company since May, 2002 and serves as a consultant to various industries. He is a founder and Managing Director of Kensington Management Group, LLC, a portfolio manager with assets in excess of $90 million. Prior to organizing Kensington in 1986, Mr. Keim founded and served as Executive Vice President of the Buckingham Research Group Incorporated, a registered broker-dealer, from 1982 through 1993 and Executive Vice President and Chief Investment Officer of Buckingham Capital Management from 1985 until 1993. Mr. Keim received his Bachelor of Arts in Business Administration from the University of Wisconsin and his Master of Business Administration from the University of Chicago. He is a Senior Security Analyst, a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Financial Analyst Federation.

        Robert G. Moussa has served as a director of the Company since May, 2005. Mr. Moussa is the owner, President and Chief Executive Officer of Robert Moussa & Associates, a consulting firm serving the pharmaceutical, biotechnology and healthcare industries. Prior to founding this firm, he served in a variety of executive positions with Mallinckrodt, Inc., St. Louis, Missouri, a $2.4 billion healthcare and chemical company. Mr. Moussa’s most recent assignment at Mallinckrodt was President – International, a position he held from 1995 through 1997. Previously he served from 1992 to 1996 as President and Chief Executive Officer of Mallinckrodt Medical, Inc., Mallinckrodt’s largest business unit with over one billion dollars in revenues. Before joining Mallinckrodt Medical, Mr. Moussa served during the period 1978 through 1992 as Mallinckrodt, Inc.‘s Group Vice President – International Medical Products, Vice President and General Manager – Medical Products Europe, General Manager – Critical Care, Director of Business Operations and General Sales Manager. Prior to joining Mallinckrodt, Mr. Moussa held a number of positions during the period 1969 through 1976 with Sherwood Medical, United Kingdom, most recently as Director of Marketing. Mr. Moussa received his Baccalaureate from the Collège du Sacre-Cœur, Beirut, Lebanon, in 1966 and his Bachelor of Science in Business Administration from Ealing University, London, England, in 1969. He has also completed executive seminars at the University of California at Berkley, the Aspen Institute, the Wharton Executive School and the Center for Creative Leadership.

        Bruce F. Wesson has served as a director of the Company since May, 2006. He presently serves as President of Galen Associates, a health care venture capital firm with which he has been associated since 1991. Prior to joining Galen, Mr. Wesson served for over twenty three years with the Corporate Finance Division of Smith Barney, most recently as Senior Vice President and Managing Director. During his tenure at Smith Barney, Mr. Wesson chaired Smith Barney’s Valuation and Opinion Committee in which capacity he maintained responsibility for the firm’s valuations and fairness opinions. Mr. Wesson serves as a director of Chemtura Corporation, QMED, Acura Pharmaceuticals, Inc. and several of Galen Associate’s portfolio companies. Mr. Wesson earned a Bachelor of Arts degree from Colgate University, Hamilton, New York, in 1964 and a Master of Business Administration degree from Columbia University, New York, New York, in 1967.

Compensation of Directors

Current and Historical Compensation Programs

        Upon election or appointment, outside directors receive options to purchase 20,000 shares of the Company’s Common Stock at a price per share equal to the fair market value of the Common Stock on the date of the option grant. These options vest at the rate of 5,000 on the date of grant and 5,000 per year thereafter. Effective April 1, 2007, for each year of service outside directors receive options to purchase 35,000 shares of the Company’s Common Stock at a price per share equal to the fair market value of the Common Stock on the date of the option grant. These options vest at the rate of 8,750 on the date of grant and 8,750 per year thereafter. Effective April 1, 2007, for each year of service each outside Director, with the exception of the chairmen of the audit and compensation committees, receives a $25,000 cash payment, payable quarterly. The chairmen of the audit and compensation committees receive annual cash payments of $30,000 and $28,000, respectively. All directors are reimbursed for expenses incurred in connection with each board and committee meeting attended. Inside directors receive no compensation for their services as directors.

        During the period May 12, 2006 through March 31, 2007, for each year of service outside directors received options to purchase 25,000 shares of Common Stock, 25,000 shares of restricted Common Stock and a cash payment of $12,000, payable quarterly.

        During the period May 12, 2005 through May 11, 2006, for each year of service outside directors received options to purchase 70,000 shares of Common Stock and a cash payment of $12,000, payable quarterly.

Director Compensation Table

        The following table sets forth information regarding all forms of compensation received by directors of the Company during the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total

Edward J. Quilty	–	–	–	–
Stephen T. Wills, CPA, MST	$12,000	$20,750 (1)	$18,750 (2)	$51,500
Srini Conjeevaram	$12,000	$20,750 (1)	$18,750 (2)	$51,500
James T. O'Brien	$12,000	$20,750 (1)	$18,750 (2)	$51,500
Richard J. Keim	$12,000	$20,750 (1)	$18,750 (2)	$51,500
C. Richard Stafford, Esq	$12,000	$20,750 (1)	$18,750 (2)	$51,500
Robert G. Moussa	$12,000	$20,750 (1)	$18,750 (2)	$51,500
Bruce F. Wesson	$ 7,500	$20,750 (1)	$33,750 (3)	$62,000

_________________

(1)	Reflects the award of 25,000 shares of restricted Common Stock.
(2)	Reflects the award of options to purchase 25,000 shares of Common Stock.
(3)	Reflects the award of options to purchase 45,000 shares of Common Stock.

Board Committees

Audit Committee

        The Company maintains an Audit Committee that is currently composed of Stephen T. Wills, CPA, MST, Chairman, Srini Conjeevaram, Bruce F. Wesson and Richard J. Keim. Messrs. Wills, Conjeevaram, Wesson and Keim are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Audit Committee reviews the results and scope of the audit and the financial recommendations provided by the Company’s independent registered public accounting firm. The Audit Committee operates under a written charter a copy of which is attached hereto as Appendix A. The Audit Committee held four meetings in 2006. Details relative to the Audit Committee’s financial expert, together with the Audit Committee Report, are set forth below under the heading Additional Information.

Compensation Committee

        The Company maintains a Compensation Committee that is currently composed of James T. O’Brien, Chairman, Stephen T. Wills, CPA, MST, C. Richard Stafford, Esq. and Robert G. Moussa. Messrs. O’Brien, Wills, Stafford and Moussa are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Compensation Committee reviews the compensation of management and recommends to the Board of Directors the amounts and types of cash and equity incentives to be offered to management. The Compensation Committee operates under a written charter a copy of which is attached hereto as Appendix B. The Compensation Committee held four meetings in 2006. The Compensation Committee Report is set forth below under the heading Additional Information.

Nominating and Corporate Governance Committee

        The Company maintains a Nominating and Corporate Governance Committee that is currently composed of C. Richard Stafford, Esq., Chairman, James T. O’Brien, Robert G. Moussa and Richard J. Keim. Messrs. Stafford, O’Brien, Moussa and Keim are considered to be “independent” as defined in Nasdaq Marketplace Rule 4200. The Nominating and Corporate Governance Committee reviews the qualifications of prospective directors for consideration by the Board of Directors as management’s nominees for directors. The Nominating and Corporate Governance Committee does not operate under a written charter. The Nominating and Corporate Governance Committee held one meeting in 2006.

        The Company will consider nominations for directors submitted by shareholders. Shareholder nominations for election to the Board of Directors must be made by written notification received by the Company not later than sixty days prior to the next annual meeting of shareholders. Such notification shall contain, at a minimum, the following information:

1.	The name and residential address of the proposed nominee and of each notifying shareholder;

2.	The principal occupation of the proposed nominee;

3.	A representation that the notifying shareholder intends to appear in person or by proxy at the meeting to nominate the person specified in the notice;

4.	The total number of shares of the Company owned by the notifying shareholder;

5.	A description of all arrangements or understandings between the notifying shareholder and the proposed nominee and any other person or persons pursuant to which the nomination is to be made by the notifying shareholder;

6.	Any other information regarding the nominee that would be required to be included in a proxy statement filed with the SEC; and

7.	The consent of the nominee to serve as director of the Company, if elected.

        The Nominating and Corporate Governance Committee will return, without consideration, any notice of proposed nomination which does not contain the foregoing information.

        The Nominating and Corporate Governance Committee has not established specific criteria or minimum qualifications that must be met by committee-nominated or shareholder-nominated nominees for director. Regardless of the source of a given nominee’s nomination, the Nominating and Corporate Governance Committee evaluates each nominee based solely upon his/her educational attainments, relevant experience and professional stature. The Nominating and Corporate Governance Committee primarily seeks nominations for director from institutional security holders, members of the investment banking community and current directors.

        The Board of Directors unanimously recommends that shareholders vote “FOR” the election as directors of the nominees listed above.

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Change in Independent Registered Public Accounting Firm

        On December 5, 2006, the Company dismissed J.H. Cohn LLP as the Company’s independent registered public accounting firm. The Company, also on December 5, 2006, engaged Ernst & Young LLP as the Company’s new independent registered public accounting firm. The decision to dismiss J.H. Cohn and engage Ernst & Young was made at the direction of the Company’s Board of Directors upon recommendation of the Board’s Audit Committee and was motivated by the Company’s desire to avail itself of Ernst & Young’s health care industry expertise, breadth of resources and global reach.

        The report of J.H. Cohn on the consolidated financial statements of the Company for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. J.H. Cohn’s report dated February 24, 2006, on the consolidated financial statements of the Company expressed an unqualified opinion.

        During the Company’s fiscal years ended December 31, 2005 and 2004, and through December 5, 2006, the Company did not have any disagreement with J.H. Cohn on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of J.H. Cohn, would have caused it to make a reference to the subject matter of the disagreement in connection with its report.

        During the Company’s fiscal years ended December 31, 2005 and 2004 and through December 5, 2006, no “reportable events” as defined in Item 304(a)(1)(iv)(B) of Regulation S-B have occurred.

        J.H. Cohn has indicated to the Company that it concurs with the foregoing statements as they relate to J.H. Cohn and has furnished a letter to the Securities and Exchange Commission to this effect. A copy of this letter is attached as Exhibit 16.1 to the Company’s Form 8-K filed on December 8, 2006.

        During the Company’s fiscal years ended December 31, 2005 and 2004 and through December 5, 2006, neither the Company nor anyone acting on its behalf consulted with Ernst & Young regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.

Independent Registered Public Accounting Firm Fees

        Fees for professional services provided by the Company’s Independent Registered Public Accounting Firms, i.e. Ernst & Young LLP for the year ended December 31, 2006 (effective December 5, 2006) and J.H. Cohn LLP for the year ended December 31, 2005, are as follows:

	2006	2005

Audit fees	$289,565	$196,775
Audit related fees	146,730	–
Tax fees	–	14,540

Totals	$436,295	$211,315

        The foregoing fees were, in each case, pre-approved by the Company’s Audit Committee.

Fee Analysis and Pre-Approval Policy

Audit Fees

        Audit fees consist of fees relative to the audit of the Company’s year-end financial statements and review of the Company’s quarterly reports on Form 10-QSB.

Audit Related Fees

        The 2006 audit related fees principally relate to J.H. Cohn LLP in support of the Form 8-K in connection with the Western Medical, Inc. acquisition.

Tax Fees

        Tax fees consist of fees relative to preparation of the Company’s consolidated 2004 United States federal, state and local and Canadian tax returns.

Audit Committee Pre-Approval Policy

        It is the policy of the Company’s audit committee to approve all engagements of the Company’s independent auditors to render audit or non-audit services prior to the initiation of such services.

Independent Registered Public Accounting Firm’s Presence at Annual Meeting

        Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        The Board of Directors unanimously recommends that shareholders vote “FOR” the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.

EXECUTIVE OFFICERS

        The executive officers of the Company are:

Name	Age	Position with the Company	Executive Officer of the Company Since

Edward J. Quilty	56	Chairman of the Board, President and Chief Executive Officer	May, 1996
John E. Yetter, CPA	54	Vice President and Chief Financial Officer	August, 2000
Robert C. Cole	54	Executive Vice President – Sales	January, 2003
Frederic Eigner	57	Executive Vice President of Operations and General Manager, Derma Sciences Canada Inc.	March, 2005
Barry J. Wolfenson	40	Vice President – Marketing and Business Development	March, 2006

        Messrs. Quilty, Yetter, Cole, Eigner and Wolfenson are members of the Company’s operating review committee. Additional information relative to Edward J. Quilty is included in the preceding pages under “Election of Directors.”

        John E. Yetter, CPA has served as Vice President and Chief Financial Officer of the Company since August, 2000. Prior to joining the Company, Mr. Yetter held a variety of senior financial positions with Bristol-Myers Squibb Company. Before his association with Bristol-Myers Squibb, he held several supervisory financial positions with Cooper Industries, Inc., Price Waterhouse and Hulse Manufacturing Company. Mr. Yetter is a member of the American Institute of Certified Public Accountants and the New York Society of Certified Public Accountants. He earned a Bachelor of Science in Accounting, magna cum laude, from Boston College School of Management, Boston, Massachusetts in 1975.

        Robert C. Cole recently assumed the office of Executive Vice President for Sales of the Company. Previously, he served as the Company’s Vice President – Sales and Marketing since January, 2003. Prior to joining the Company, Mr. Cole held a variety of executive sales positions with B. Braun Medical and predecessor firms beginning in 1974, most recently as Vice President, Sales, Eastern Zone. Mr. Cole earned his Bachelor of Science degree in Biology, cum laude, from St. Vincent’s College, Latrobe, Pennsylvania, in 1974.

        Frederic Eigner has served as Executive Vice President for Operations of the Company and General Manager of the Company’s Canadian subsidiary, Derma Sciences Canada Inc., since March, 2005. Previously he served as Vice President for Operations of Derma Sciences Canada Inc. since August, 2002. Prior to its acquisition by the Company, he held several positions with Dumex Medical Inc. during the period 1992 until August of 2002, most recently as Executive Vice President. Prior to his association with Dumex Medical, Mr. Eigner held a variety of executive manufacturing positions with The Kendall Company during the period 1980 through 1992, most recently as Director of Manufacturing. He earned a Bachelor of Science degree in Industrial Engineering from the High Technical school of Kranj, Slovenia, in 1975, a Master of Science in Chemical Engineering from the University of Maribor, Slovenia, in 1980, and a Master of Business Administration from the University of Toronto, Ontario, Canada, in 2000.

        Barry J. Wolfenson currently serves as Vice President for Marketing and Business Development of the Company. Previously, he served as the Company’s Director of Marketing during the period February 2004 through February 2006. Prior to joining the Company, Mr. Wolfenson held a variety of sales and marketing positions with Bristol-Myers Squibb beginning in 2001, most recently as Marketing Manager with the Bristol-Myers Squibb Conva-Tec division. Before his association with Bristol-Myers Squibb, he operated a successful entrepreneurial venture and served as an account executive with Anderson Consulting. Mr. Wolfenson earned a Bachelor of Science in Economics from Franklin and Marshall College, Lancaster, Pennsylvania, in 1989 and a Master of Business Administration, cum laude (Phi Beta Kappa) from the University of Michigan, Ann Arbor, Michigan, in 2001.

        Executive officers are elected by, and serve at the discretion of, the Board of Directors.

EXECUTIVE COMPENSATION

Executives and Employment Arrangements

        The following discussion and table relates to compensation arrangements on behalf of, and compensation paid by the Company to, Edward J. Quilty, the Company’s Chief Executive Officer, John E. Yetter, CPA, the Company’s Chief Financial Officer, Robert C. Cole, the Company’s Vice President for Sales and Marketing, Frederic Eigner, the Company’s Executive Vice President for Operations and General Manager of Derma Sciences Canada Inc., and Barry J. Wolfenson, the Company’s Vice President for Marketing and Business Development:

Edward J. Quilty

        The Company employs Edward J. Quilty, its Chairman, President and Chief Executive Officer, pursuant to a two-year employment agreement, renewed effective March 1, 2007, providing for base compensation in the amount of $340,000 per year, effective January 1, 2007, and incentive compensation in the discretion of the Company’s Board of Directors. The agreement further provides for the payment of severance compensation in the amount of two-years’ base salary ($680,000) upon failure of the Company to renew the agreement for successive two-year terms or for termination of Mr. Quilty’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Quilty may, within six-months of the change in control, tender his resignation and receive severance compensation equal to two-years’ base salary. For this purpose, “change of control” is defined as a greater than 50% change in ownership of the voting securities of the Company in a single transaction or series of related transactions.

John E. Yetter, CPA

        The Company employs John E. Yetter, CPA, its Vice President and Chief Financial Officer, pursuant to a one-year employment agreement, renewed effective March 1, 2007, providing for base compensation in the amount of $215,000 per year, effective January 1, 2007, and incentive compensation in the discretion of the Company’s Board of Directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary ($215,000) upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Yetter’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Yetter may, within six-months of the change in control, tender his resignation and receive severance compensation equal to one year’s base salary. For this purpose, “change of control” is defined as a greater than 50% change in ownership of the voting securities of the Company in a single transaction or series of related transactions.

Robert C. Cole

        The Company employs Robert C. Cole, its Vice President for Sales and Marketing, pursuant to a one-year employment agreement, renewed effective March 1, 2007, providing for base compensation in the amount of $195,000 per year, effective January 1, 2007, and incentive compensation in the discretion of the Company’s Board of Directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary ($195,000) upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Cole’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Cole may, within six-months of the change in control, tender his resignation and receive severance compensation equal to one year’s base salary. For this purpose, “change of control” is defined as a greater than 50% change in ownership of the voting securities of the Company in a single transaction or series of related transactions.

Frederic Eigner

        The Company employs Frederic Eigner, its Vice President and Executive Vice President – Operations and General Manager of Derma Sciences Canada Inc., pursuant to a one-year employment agreement, renewed effective March 1, 2007, providing for base compensation in the amount of $185,000 per year, effective January 1, 2007, and incentive compensation in the discretion of the Company’s Board of Directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary ($185,000) upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Eigner’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Eigner may, within six-months of the change in control, tender his resignation and receive severance compensation equal to one year’s base salary. For this purpose, “change of control” is defined as a greater than 50% change in ownership of the voting securities of the Company in a single transaction or series of related transactions.

Barry J. Wolfenson

        The Company employs Barry J. Wolfenson, its Vice President for Marketing and Business Development, pursuant to a one-year employment agreement, renewed effective March 1, 2007, providing for base compensation in the amount of $170,000 per year, effective January 1, 2007, and incentive compensation in the discretion of the Company’s Board of Directors. The agreement further provides for the payment of severance compensation in the amount of one-year’s base salary ($170,000) upon failure of the Company to renew the agreement for successive one-year terms or for termination of Mr. Wolfenson’s employment other than “for cause”. In addition, upon a change in control of the Company, Mr. Wolfenson may, within six-months of the change in control, tender his resignation and receive severance compensation equal to one year’s base salary. For this purpose, “change of control” is defined as a greater than 50% change in ownership of the voting securities of the Company in a single transaction or series of related transactions.

Summary Compensation Table

        The following table sets forth information regarding all forms of compensation received by the named executive officers during the year ended December 31, 2006:

Name and Principal Position	Year	Salary	Bonus	Option Awards	All Other Compensation	Total

Edward J. Quilty	2006	$315,000	$120,000	$105,000	$14,195 (1)	$554,195
Chairman and
Chief Executive Officer

John E. Yetter, CPA	2006	$204,750	$ 50,000	$ 52,500	$6,143 (4)	$313,393
Vice President and
Chief Financial Officer

Robert C. Cole	2006	$180,000	$ 50,000	$ 52,500	$12,735 (2)	$295,235
Executive Vice President –
Sales

Frederic Eigner	2006	$154,231	$ 50,000	$ 52,500	$5,557 (3)	$262,288
Executive Vice President -
Operations and General
Manager, Derma Sciences
Canada Inc.

Barry J. Wolfenson	2006	$141,917	$ 50,000	$ 52,500	$4,257 (4)	$248,674
Vice President –
Marketing and Business
Development

_________________

(1)	Consists of 401(k) matching contribution of $9,450 and disability insurance of $4,745.
(2)	Consists of 401(k) matching contribution of $5,535 and car allowance of $7,200.
(3)	Consists of salary deferral plan matching contribution of $5,249 and disability insurance of $930.
(4)	Consists of 401(k) matching contribution.

Outstanding Equity Awards at Year-End

        The following table sets forth information regarding the aggregate number of options to purchase Common Stock held by the named executive officers as of December 31, 2006:

		Option Awards

Name		Number of Securities Underlying Unexercised Options (Exercisable)	Number of Securities Underlying Unexercised Options (Unexercisable)	Option Exercise Price	Option Expiration Date

Edward J. Quilty		37,500	112,500	$0.80	02/22/2017
		193,750	-	$0.50	03/01/2015
		50,000	-	$1.55	02/24/2014
		75,000	-	$0.37	03/25/2013
		30,000	-	$0.61	02/26/2012
		225,000	-	$0.40	08/24/2011
		76,055	-	$5.93	12/10/2008
		20,000	-	$4.00	01/29/2008
		10,000	-	$5.63	04/08/2007
		30,000	-	$5.63	05/22/2007

John E.Yetter, CPA		18,750	56,250	$0.80	02/22/2017
		116,250	-	$0.50	03/01/2015
		25,000	-	$1.55	02/24/2014
		40,000	-	$0.37	03/25/2013
		20,000	-	$0.61	02/26/2012
		100,000	-	$0.40	08/24/2011
		60,000	-	$0.75	08/28/2010

Robert C. Cole		18,750	56,250	$0.80	02/22/2017
		116,250	-	$0.50	03/01/2015
		25,000	-	$1.55	02/24/2014
		175,000	-	$0.50	11/26/2012

Frederic Eigner		18,750	56,250	$0.80	02/22/2017
		121,875	-	$0.50	03/01/2015
		30,000	-	$1.55	02/24/2014
		20,000	-	$1.70	07/07/2013
		50,000	-	$0.57	09/15/2012

Barry J. Wolfenson	.	18,750	56,250	$0.80	02/22/2017
		70,000	-	$1.20	01/14/2012
		50,000	-	$0.50	03/01/2015

EQUITY COMPENSATION PLAN INFORMATION

Stock Option Plan

        The Company adopted the Derma Sciences, Inc. Stock Option Plan (the “Plan”) July 18, 1991 and amended the Plan upon several occasions, the latest being May 11, 2006. The number of shares of Common Stock reserved for issuance pursuant to the Plan is 5,000,000 shares. The Plan authorizes the Company to grant two types of equity incentives: (i) options intended to qualify as “incentive stock options” (“ISOs”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) nonqualified stock options (“NQSOs”). The Plan authorizes options to be granted to directors, officers, key employees and consultants of the Company, except that ISOs may be granted only to employees. The Plan is administered by a committee of directors designated by the Board of Directors (the “Compensation Committee”). Subject to the provisions of the Plan, the Compensation Committee determines who is eligible to receive stock options, together with the nature, amount, timing, exercise price, vesting schedule and all other terms and conditions of the options to be granted.

        Under the Plan, ISOs and NQSOs may have a term of up to ten years. Stock options are not assignable or transferable except by will or the laws of descent and distribution. Stock options granted under the Plan which have lapsed or terminated revert to the status of “unissued” and become available for reissuance.

        As of December 31, 2006, options to purchase 3,601,625 shares of the Company’s Common Stock at prices in the range of $0.37 to $5.00 per share were issued and outstanding under the Plan.

Shareholder Approval

        The following table provides information concerning the Company’s equity compensation plans or individual arrangements that were approved by shareholders and those that were not approved by shareholders as of December 31, 2006:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column 1)

Equity Compensation Plans Approved by
Shareholders	3,601,625	(1)	$0.77	1,398,375
Equity Compensation Plans Not Approved by
Shareholders	2,236,655	(2)	$1.21	0

Total	5,838,280		$0.95	1,398,375

_________________

(1)	The securities consist of Incentive Stock Options and Nonqualified Stock Options granted to officers, directors, employees and consultants in 1997, 1998, 2003, 2004, 2005 and 2006 pursuant to the Company's Stock Option Plan. The per share exercise price of the options is in the range of $0.37 to $5.00. The shares of Common Stock underlying the options have been registered under the Securities Act of 1933.

(2)	The securities consist of Nonqualified Stock Options granted to officers, directors, employees and consultants of the Company during the period 1995 through 2002. These options were effected pursuant to employment agreements or stock option agreements recommended by the Compensation Committee of the Company's Board of Directors and approved by its Board of Directors. The per share exercise price of the options is in the range of $0.40 to $12.50. The shares of Common Stock underlying the options have been registered under the Securities Act of 1933.

CODE OF ETHICS

        The Company has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer (controller) and persons performing similar functions. The Company has filed a copy of its code of ethics as Exhibit 10.42 to its Form 10-KSB filed on March 31, 2003.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) forms they file.

        To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company, all reports under Section 16(a) required to be filed by its officers, directors and greater than ten-percent beneficial owners were timely filed with the exception of Form 4 – Statement of Changes in Beneficial Ownership of Securities by Srini Conjeevaram and Bruce F. Wesson the filing of which was untimely.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of March 30, 2007 certain information regarding the beneficial ownership of shares of the Company’s Common Stock by: (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each officer of the Company, and (iv) all directors and officers of the Company as a group:

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (17)	Percent Beneficially Owned (17)

Comvita New Zealand Limited (2)	4,083,330	15.90%
Galen III Partnerships (3)	4,369,997	15.88%
Kensington Management Group, LLC (4)	1,499,250	5.86%
Voyager Partners (5)	1,428,572	5.66%
Edward J. Quilty (6)	1,182,989	4.54%
Stephen T. Wills, CPA, MST (7)	555,418	2.16%
James T. O'Brien (8)	470,350	1.83%
John E. Yetter, CPA (9)	420,000	1.64%
Srini Conjeevaram (10)	395,750	1.54%
C. Richard Stafford, Esq. (11)	393,750	1.54%
Robert C. Cole (12)	375,000	1.46%
Frederic Eigner (13)	240,625	0.94%
Barry J. Wolfenson (14)	158,750	0.63%
Robert G. Moussa (15)	113,750	0.51%
All directors and officers as a group (12 persons) (16)	10,175,629	38.53%

_________________

(1)	Except as otherwise noted, the address of each of the persons listed is: 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540.

(2)	Comvita New Zealand Limited can be reached at: Wilson Road South, Paengaroa, Private Bag 1, Te Puke, New Zealand. Ownership consists of: 3,666,664 shares of Common Stock and 416,666 Class H Warrants.

(3)

The Galen III Partnerships can be reached at: 680 Washington Boulevard, 11th Floor, Stamford, Connecticut 06901. Includes shares owned by Galen Partners III, L.P., Galen Partners International III, L.P. and Galen Employee Fund III, L.P. Ownership consists of: 2,114,175 shares of Common Stock, 125,003 shares of Class A Convertible Preferred Stock (“Class A Preferred”), 416,668 shares of Class B Convertible Preferred Stock (“Class B Preferred”), 619,055 shares of Class C Convertible Preferred Stock (“Class C Preferred”), 1,071,346 shares of Class D Convertible Preferred Stock (“Class D Preferred”) and exercisable options to purchase 23,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007. Bruce F. Wesson, a director of the Company, is a General Partner of the Galen III Partnerships.

(4)

Kensington Management Group, LLC can be reached at: 200 Park Avenue, New York, New York 10016. Includes shares owned by Kensington Partners L.P., Kensington Partners II L.P., Bald Eagle Fund Ltd. and Peter Orthwein Family Trust. Ownership consists of: 1,175,500 shares of Common Stock and exercisable options to purchase 323,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007. Richard J. Keim, a director of the Company, is a Managing Director of Kensington Management Group, LLC.

(5)	Voyager Partners can be reached at: Oakmont Corporation, 865 South Figueroa Street, Suite 700, Los Angeles, California 90017. Ownership consists of: 1,428,572 shares of Common Stock.

(6)

Edward J. Quilty’s ownership consists of: 385,684 shares of Common Stock, 50,000 Class G Warrants and exercisable options to purchase 747,305 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(7)

Stephen T. Wills’ ownership consists of: 119,668 shares of Common Stock and exercisable options to purchase 435,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(8)

James T. O’Brien’s ownership consists of: 81,600 shares of Common Stock, 40,000 Class G Warrants and exercisable options to purchase 348,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(9)

John E. Yetter’s ownership consists of: 40,000 shares of Common Stock and exercisable options to purchase 380,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(10)

Srini Conjeevaram can be reached at: SC Capital Management, LLC, 712 Fifth Avenue, 11th Floor, New York, New York 10019. Ownership consists of: exercisable options to purchase 395,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(11)

C. Richard Stafford’s ownership consists of: 35,000 shares of Common Stock, 35,000 Class G Warrants and exercisable options to purchase 323,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(12)

Robert C. Cole’s ownership consists of: 25,000 shares of Common Stock, 15,000 Class G Warrants and exercisable options to purchase 335,000 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(13)

Frederic Eigner’s ownership consists of: exercisable options to purchase 240,625 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(14)

Barry J. Wolfenson’s ownership consists of: 20,000 shares of Common Stock and exercisable options to purchase 138,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(15)

Robert G. Moussa can be reached at: 2115 Imperial G.C. Boulevard, Naples, Florida 34110. Ownership consists of: exercisable options to purchase 113,750 shares of Common Stock. No additional options to purchase Common Stock will become exercisable within 60 days of March 30, 2007.

(16)

Ownership consists of: Common Stock, Class A Preferred, Class B Preferred, Class C Preferred, Class D Preferred, Class G Warrants and options currently exercisable and exercisable within 60 days of March 30, 2007 to purchase shares of Common Stock.

(17)

The number of shares beneficially owned and the percent beneficially owned by each entity or individual assume the exercise of all exercisable options (including those that would be exercisable within 60 days of March 30, 2007), the exercise of all warrants and the conversion into Common Stock of all Convertible Preferred Stock owned by such entity or individual. The percent beneficially owned is a fraction the numerator of which is the number of shares of Common Stock beneficially owned by each entity or individual and the denominator of which is the number of outstanding shares of Common Stock plus the number of shares of Common Stock which would be issued upon exercise by the subject entity or individual of its/his/her own options and warrants and the conversion into Common Stock of its/his/her own Convertible Preferred Stock. This method of computing the percent beneficially owned results in the aggregate ownership percentages of all owners exceeding 100%.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company has a consulting agreement with its founder, former president and former director. In 2006 and 2005 compensation and reimbursed expenses under this agreement were $25,825 and $26,087, respectively.

ADDITIONAL INFORMATION

Audit Committee

Information Relative to Audit Committee

        The Company has established an audit committee in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934. Members of the audit committee are designated in the table under the heading Directors and Executive Officers above. Stephen T. Wills, CPA, MST, chairman of the audit committee, is the audit committee financial expert and is “independent” as that term is used in Nasdaq Marketplace Rule 4200.

Audit Committee Charter

        The Company’s Board of Directors has adopted a written charter for the Audit Committee. A copy of the Charter of the Audit Committee is attached to this Proxy Statement as Appendix A.

Audit Committee Financial Expert

        Stephen T. Wills, CPA, MST has been determined by the Company’s Board of Directors to be its Audit Committee Financial Expert. In making this determination, the Board relied on Mr. Wills’ extensive education and experience in financial matters as set forth in his biographical sketch appearing elsewhere in this Proxy Statement. Among his qualifications, the Board considers that Mr. Wills possesses the following financial capabilities:

1.	An understanding of accounting principles generally accepted in the United States and financial statements;

2.	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

3.

Experience preparing, auditing, analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, together with experience actively supervising persons engaged in the foregoing activities;

4.	An understanding of internal controls and procedures for financial reporting; and

5.	An understanding of audit committee functions.

Audit Committee Members

        The following individuals are members of the Audit Committee of the Company’s Board of Directors:

Stephen T. Wills, CPA, MST, Chairman Srini Conjeevaram Richard J. Keim Bruce F. Wesson

Audit Committee Report

        THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

        The Audit Committee, during the course of 2006, undertook an evaluation of the Company’s relationship with its former independent registered public accounting firm. Based on this evaluation, the Audit Committee recommended that the Company dismiss J.H. Cohn LLP and retain Ernst & Young LLP as its independent registered public accounting firm. The Board of Directors of the Company implemented the Audit Committee’s recommendation effective December 5, 2006. For further information, please refer to Item 8 – Change In and Disagreements With Accountants on Accounting and Financial Disclosure of the Company’s annual report on Form 10-KSB for the year ended December 31, 2006.

        The Audit Committee met privately with the Company’s current and former independent registered public accounting firms and Company financial personnel, each of whom has unrestricted access to the Audit Committee. The Audit Committee met with management periodically during the year to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company’s current and former independent registered public accounting firms and with appropriate Company financial personnel. As a result of these discussions, the Company’s management, together with the Audit Committee, identified a material weakness in the Company’s internal controls relative to the evaluation and documentation of all accounting implications associated with new and non-routine contracts. As a result of this material weakness, the Company’s consolidated financial statements for the year ended December 31, 2005 and for each of the quarters from June 30, 2005 through September 30, 2006, were restated to revise the accounting for and classification of certain fees payable in connection with a distribution agreement that commenced in May 2005. For further information, please refer to Item 8A –Controls and Procedures of the Company’s annual report on Form 10-KSB for the year ended December 31, 2006.

        The Audit Committee also discussed with the Company’s senior management and independent registered public accounting firms the process used for certifications by the Company’s chief executive officer and chief financial officer which are required by the Securities and Exchange Commission and the Sarbanes-Oxley Act of 2002 for certain of the Company’s filings with the Securities and Exchange Commission.

        Management has primary responsibility for the implementation of the system of internal controls and for the preparation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s current and former independent registered public accounting firms audited the financial statements prepared by management for the years ended December 31, 2006 and 2005, respectively, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discussed with the Audit Committee any issues they believed should be raised with the Audit Committee.

        The Audit Committee reviewed with management and with the Company’s independent registered public accounting firms the Company’s financial statements and met separately with both management and the independent registered public accounting firms to discuss and review those financial statements and reports prior to their issuance. Management has represented to the Audit Committee, and the independent registered public accounting firms have confirmed, that, subject to the above noted exceptions, the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

        The Audit Committee obtained from and discussed with the independent registered public accounting firms a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence under Independence Standards Board No. 1, “Independence Discussions with Audit Committees,” discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee implemented a procedure to monitor auditor independence and reviewed non-audit services performed by the independent registered public accounting firm.

        The Audit Committee discussed and reviewed with the independent registered public accounting firms all communications required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’s examination of the financial statements.

        Based on the above-mentioned reviews and discussions with management and the independent registered public accounting firms, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-KSB for the year ended December 31, 2006.

For the Audit Committee: Stephen T. Wills, CPA, MST, Chairman Srini Conjeevaram, Member Richard J. Keim, Member Bruce F. Wesson, Member

Compensation Committee

Compensation Committee Charter

        The Company’s Board of Directors has adopted a written charter for the Compensation Committee. A copy of the Charter of the Compensation Committee is attached to this Proxy Statement as Appendix B.

Compensation Committee Members

        The following individuals are members of the Compensation Committee of the Company’s Board of Directors:

James T. O’Brien, Chairman Stephen T. Wills, CPA, MST C. Richard Stafford, Esq. Robert G. Moussa

Compensation Committee Report

        The Compensation Committee is charged with the following responsibilities: (i) recommendations to the Board of Directors relative to the compensation of executive officers, (ii) administration of the 1994 stock option plan and recommendations to the Board relative to the grant of options to employees, directors and consultants of the Company, (iii) review of, and recommendations to the Board concerning, proposed employment agreements with executive officers, and (iv) evaluation of the performance of, and determination of compensation policies for, executive officers.

        Competition for qualified senior management personnel in the Company’s industry is intense. In order to attract and retain qualified personnel, the Company must offer compensation which is comparable to similarly situated companies and which provides the potential for substantial rewards if the Company is successful over the long-term. The objectives of the Company’s executive compensation policy are to attract, retain and reward executive officers and other key employees who contribute to its success and to motivate these individuals to enhance stockholder value. The Company seeks to pay base, bonus and long-term incentive compensation at levels competitive with other medical device companies.

        The Compensation Committee meets several times per year in order to: (i) review the effectiveness of the Company’s executive compensation policy in advancing the Company’s objectives, (ii) make recommendations to the Board for any adjustments, and (iii) recommend annual compensation for the coming year. The Company’s Chief Executive Officer and the Chairman of the Audit Committee gather and report on information about compensation levels in comparable companies.

        The Compensation Committee independently retained a compensation consultant, Ernst & Young LLP, to assist the Committee in its deliberations regarding executive compensation. The mandate of the consultant was to assist the Committee in its development of competitive market data and its assessment of the Company’s executive compensation program, including the competitiveness of the Company’s base, bonus and long-term compensation levels, program design and market trends.

        The Compensation Committee reviews the performance of each executive officer and the financial condition of the Company in relation to the following major components of executive compensation:

        1. Base Salary. The employment agreement with each executive sets an initial base salary in accordance with industry norms and the subject executive’s experience and qualifications. The Compensation Committee annually reviews each executive officer’s base salary. Among the factors taken into consideration are: (i) individual and corporate performance, (ii) levels of responsibility, (iii) prior experience, (iv) breadth of knowledge of the industry, and (v) competitive pay practices. If salaries at comparable companies have increased, the Compensation Committee normally recommends similar increases. Provided, however, increases will be recommended only if the subject executive’s historical performance warrants an increase and if the increase is prudent in view of the Company’s financial condition.

        2. Annual Bonus. In addition to base salary, the Company seeks to reward executives each year for the achievement of specific goals which may be financial, operational or technological. In this regard, the Compensation Committee considers objectively measurable goals such as obtaining new investment capital, negotiating valuable contracts or meeting sales objectives, together with subjective goals such as quality of management performance and consistency of effort.

        3. Long-Term Incentives. Historically, the Company’s long-term incentives for executive officers have consisted exclusively of stock options awarded both pursuant to, and outside, the Company’s 1991 stock option plan (the “Plan”). Effective February 6, 2003, the Company undertook to issue options exclusively under the Plan. The exercise price of options granted under the Plan is at least 100% of the fair market value of the Common Stock on the date of grant.

        The Compensation Committee has considered utilizing restricted stock and stock appreciation rights as components of the Company’s long-term incentives. However, for the present, the Compensation Committee has recommended to the Board of Directors that the Company’s long-term incentive compensation consist exclusively of stock options awarded under the Plan. The Board of Directors has acquiesced in this recommendation.

        The Compensation Committee determines the number and terms of recommended option grants to the Company’s executive officers based on practices at comparable companies in the medical device industry and the Company’s policy of linking long-term incentives to performance.

For the Compensation Committee: James T. O’Brien, Chairman Stephen T. Wills, CPA, MST, Member C. Richard Stafford, Esq., Member Robert G. Moussa, Member

OTHER BUSINESS

        Management of the Company knows of no other business which will be presented for consideration at the Meeting, but should any other matters be brought before the Meeting it is intended that the persons named in the accompanying proxy will vote at their discretion.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

        Any shareholder desiring to present a proposal to other shareholders at the next Annual Meeting must transmit such proposal to the Company so that it is received by the Company on or before January 15, 2008. All such proposals should be in compliance with applicable regulations of the Securities and Exchange Commission.

        Shareholders may communicate directly with members of the Company’s Board of Directors by addressing communications for the subject director to: Derma Sciences, Inc., 214 Carnegie Center, Suite 100, Princeton, New Jersey 08540. Alternatively, shareholders may communicate with directors at the address set forth under the heading Security Ownership of Certain Beneficial Owners and Management.

ANNUAL REPORT

        THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH BENEFICIAL HOLDER OF COMMON STOCK ON THE RECORD DATE, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO THE CORPORATE SECRETARY, DERMA SCIENCES, INC., 214 CARNEGIE CENTER, SUITE 100, PRINCETON, NEW JERSEY 08540.

By Order of the Board of Directors,

April 9, 2007	Edward J. Quilty, Chairman

APPENDIX A

DERMA SCIENCES, INC.

AUDIT COMMITTEE

CHARTER

Organization

        There shall be a committee of the Board of Directors of the Corporation to be known as the Audit Committee. The Audit Committee shall be composed of not less than two (2) directors each of whom is independent of the Corporation and management of the Corporation and free of any relationship that may interfere with his/her free exercise of such independence.

Statement of Policy

        The Audit Committee shall assist the Board of Directors in fulfilling its responsibilities to the shareholders, potential shareholders, the investment community and others relative to the Corporation’s financial statements, the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Corporation’s financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Committee, independent registered public accounting firm, the internal financial personnel and management of the Corporation. In discharging its oversight role, the Audit Committee shall have the authority to:

1.	Investigate any matter discovered by it or brought to its attention;

2.	Examine all books, records and facilities of the Corporation;

3.	Interview any and all personnel of the Corporation; and

4.	Retain outside counsel or other experts for the foregoing purposes.

Responsibilities and Processes

        The primary responsibility of the Audit Committee is to oversee the Corporation’s financial reporting processes on behalf of the Board of Directors and report the results of its activities to the Board. The Committee shall take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business practices and ethical behavior.

The following shall be the principal processes of the Audit Committee which processes may be supplemented by the Committee, as appropriate:

        1. The Committee shall have the authority and responsibility to evaluate and, where appropriate, recommend replacement of the independent registered public accounting firm.

        2. The Committee shall discuss with the auditors their independence from management and the Corporation and the matters included in the written disclosures required by the Independence Standards Board.

        3. Annually, the Committee shall recommend to the Board of Directors the selection of the Corporation’s independent registered public accounting firm, subject to approval of the Corporation’s shareholders.

        4. The Committee shall discuss with the internal financial personnel and the independent registered public accounting firm the overall scope and plans for their respective procedures and audits.

        5. The Committee shall discuss with management, the internal financial personnel and the independent registered public accounting firm the adequacy and effectiveness of the Corporation’s accounting and financial controls, systems to monitor and manage business risk and legal and ethical compliance programs.

        6. The Committee shall meet separately with the internal financial personnel and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations.

        7. The Committee shall review the interim financial statements with management and the independent registered public accounting firm prior to the filing of the Corporation’s Quarterly Reports on Form 10-QSB.

        8. The Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent registered public accounting firm under standards of the Public Company Accounting Oversight Board (United States). The chairperson of the Committee may represent the entire Committee for the purposes of this review.

        9. The Committee shall review with management and the independent registered public accounting firm the financial statements to be included in the Corporation’s Annual Report on Form 10-KSB. (or the annual report to shareholders if distributed prior to the filing of Form 10-KSB). In this connection, the Audit Committee shall exercise its judgment about the quality of conformity to generally accepted accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

        10. The Committee shall review the results of the annual audit and any other matters required to be communicated to the committee by the independent registered public accounting firm under standards of the Public Company Accounting Oversight Board (United States) and shall report to management its recommendations, if any, occasioned thereby.

Procedure

        Meetings of the Audit Committee shall be called upon the request of any member thereof. Notice of such meeting shall be given to each member of the Audit Committee at least three (3) days before the meeting, either orally or in writing. Presence at a meeting of the Audit Committee shall constitute waiver of notice thereof.

        A majority of the members of the Audit Committee shall constitute a quorum for the purpose of taking any action upon any matter that may come before the Committee.

APPENDIX B

DERMA SCIENCES, INC.

COMPENSATION COMMITTEE

CHARTER

Organization

        There is hereby established a committee of the Board of Directors of the Corporation to be known as the Compensation committee. The Compensation Committee shall be composed of at least three (3) directors who are independent of the management of the Corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Compensation Committee member.

Mandate

        The Compensation Committee shall recommend to the Board of Directors the form, amount and terms of compensation to be paid to the Chief Executive Officer and other executive officers of the Corporation and shall prepare, or cause to be prepared, such data and reports as may be required, from time to time, by the Corporation’s independent registered public accounting firm, the Securities and Exchange Commission, the Internal Revenue Service or other governmental or regulatory agencies.

Powers and Responsibilities

        The Compensation Committee shall:

1. Periodically, and no less often than annually, review the compensation of the Chief Executive Officer and other executive officers of the Corporation with a view to determining: (1) the reasonableness of such compensation and the methods of determination thereof, and (2) the comparability of such compensation to compensation paid by corporations of similar size, and engaged in similar activities, as the Corporation;

2. Recommend to the Board of Directors of the Corporation the amount, form and terms of compensation to be paid to the Chief Executive Officer and other executive officers of the Corporation;

3. Administer the various deferred compensation plans, incentive plans and benefit programs of the Corporation to the extent that the Corporation assumes responsibility for the administration thereof;

B-1

4. Evaluate the job performance of the Chief Executive Officer and other executive officers of the Corporation;

5. Review, analyze and submit to the Board of Directors its recommendations relative to the addition to, and/or modification of, the Corporation’s current and deferred compensation programs; and

6. Investigate any matter within the scope of its authority and retain outside counsel or consultants for this purpose.

Procedure

        Meetings of the Compensation Committee shall be called upon the request of any member thereof. Notice of such meeting shall be given to each member of the Compensation Committee at least 48 hours before the meeting, either orally or in writing. Presence at a meeting of the Compensation Committee shall constitute waiver of notice thereof.

        A majority of the members of the Compensation Committee shall constitute a quorum for the purpose of taking any action upon any matter that may come before the Committee.

B-2

DERMA SCIENCES, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Annual Meeting of Shareholders to be held on May 17, 2007

The undersigned hereby constitutes and appoints Edward J. Quilty, with full power of substitution, as proxy of the undersigned to vote all of the shares of Derma Sciences, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of Derma Sciences, Inc. to be held at the offices of the Company, 214 Carnegie Center, Suite 100, Princeton, New Jersey on May 17, 2007, at 3:00 p.m., and any adjournments thereof. This proxy shall be voted on the proposals described in the Proxy Statement as specified below.

The Board of Directors recommends a vote “FOR” each of the following:

1.	ELECTION OF DIRECTORS:

Nominees: Edward J. Quilty, Srini Conjeevaram, Stephen T. Wills, CPA, MST, James T. O'Brien, C. Richard Stafford, Esq., Richard J. Keim, Robert G. Moussa and Bruce F. Wesson. To withhold authority to vote for an individual nominee, place a line through such nominee’s name. To cumulate votes, indicate the votes allocated to each nominee above such nominee’s name.

 FOR all nominees	 WITHHOLD AUTHORITY for all nominees

2.	RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007:

 FOR	 AGAINST	 ABSTAIN

3.	DISCRETIONARY AUTHORITY:

In his discretion, the proxy is authorized to vote upon such other matters as may come before the meeting and any adjournments thereof.

 FOR	 AGAINST	 ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES AND “FOR” PROPOSALS 2 AND 3.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT. The undersigned also hereby ratifies all that the proxy named herein may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted regardless of whether the undersigned’s name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

________________________________	_____________________
Signature of Shareholder	Date

________________________________	_____________________
Signature of Co-Owner	Date

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as your name appears in the address at the left. If shares are registered in more than one name, all owners should sign. If you are signing in a fiduciary or representative capacity, such as attorney-in-fact, executor, administrator, trustee or guardian, please give full title and attach evidence of authority. Corporations, please sign with full corporate name by a duly authorized officer or officers. If a partnership, please sign in partnership name by an authorized person.

I/WE PLAN TO ATTEND THE MEETING	